                                             UAM Funds
                                             Funds for the Informed Investor(sm)




BHM&S Total Return Bond Portfolio
Annual Report                                                     April 30, 2000






















                                                                          UAM(R)

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 2000

---------------------------------------------------------------------------------

                               TABLE OF CONTENTS

---------------------------------------------------------------------------------
Shareholders' Letter....................................................       1

Portfolio of Investments................................................       6

Statement of Assets and Liabilities.....................................      10

Statement of Operations.................................................      11

Statement of Changes in Net Assets......................................      12

Financial Highlights....................................................      13

Notes to Financial Statements...........................................      15

Report of Independent Accountants.......................................      20
---------------------------------------------------------------------------------

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2000

Dear Shareholders:

"It's like trimming your fingernails with an ax". -- Economist, Ed Hyman.


This quote aptly summarizes the Federal Reserve's dilemma in its attempt to slow the breakneck pace of economic growth, while avoiding a severe reaction in the financial markets. The Federal Reserve has raised rates five times since last June in an attempt to dampen economic growth to a more sustainable rate with continued low inflation. However, the longest expansion on record continues to roll continuing to create job growth at a rate that concerns the bond market.

Although the Fed has raised short term rates, the bond market's reaction to the Treasury debt retirement program has lowered long term rates. While the Treasury curve has inverted, the stock market has changed leadership with a focus on earnings and fundamental value finally giving new life to value stocks.

The following table reviews Treasury rates from the short term to the long bond.

                            Treasury Interest Rates

                ================================================
                   Treasury           4/30/99  4/30/00  Change
                   3 Month              4.53     5.82    1.29
                   6 Month              4.64     6.10    1.46
                   2 Year               5.06     6.67    1.61
                   5 Year               5.21     6.54    1.33
                   10 Year              5.34     6.21    0.87
                   30 Year              5.66     5.96    0.30
                ================================================
                Source: Bloomberg

We are a "bottom-up value manager" focused not on market timing but on security and sector selection. This process seeks to produce a yield in the portfolio higher than the market benchmark while maintaining returns that are less volatile. Our investment approach led us to overweight corporate bonds which performed well last quarter. We continue to believe that focus on the so-called "spread sectors" --investment grade corporates, mortgages, and asset-backed securities offers higher return potential.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                   4/30/00
                                                  4/30/00           Lehman
                                                   BHM&S          Aggregate
                                                   Fund           Bond Index
                                                ----------       ------------
Superior Returns
Below Average Volatility
Yield to Maturity...........................       7.33%             7.58%
Current Yield...............................       7.03%             7.08%
Quality.....................................       AA                AAA
Average Maturity............................       8.3 Yrs.          9.0 Yrs.
Modified Duration...........................       5.2 Yrs.          5.3 Yrs.

Sectors*....................................
U.S. Treasury/Agency........................      30.3%             40.4%
Mortgage-Backed.............................      20.6%             36.0%
Asset-Backed................................       0.0%              1.3%
Industrial..................................      13.3%              7.6%
Utility.....................................       4.4%              3.1%
Finance.....................................      26.7%              6.9%
Yankee......................................       1.4%              4.7%
Cash........................................       3.3%              N/A

---------

* Sector percentages are based on net assets.

BHM&S BOND INVESTMENT STRATEGIES
 .  Corporates:

   The Federal Reserve & The Treasury: The resumption of Fed tightening coupled with the Treasury debt buyback program created an inverted yield curve, an environment particularly difficult for the two largest issuers of corporate debt, "old economy" companies and financial institutions.

   Equity Volatility: Though overall volatility of the equity market is within historical norms, Morgan Stanley reports stock volatility of the 100 largest corporate bond issuers is near its high of the last several years. Since "old economy" companies finance with debt while "new economy" companies use stock, equity volatility begets bond spread volatility. The stock market has clearly not been friendly to corporate bond issuers.

   Event Risk: Stock and bond markets have little tolerance for negative earnings surprises. Procter & Gamble, Bank One, Finova, and J.C. Penney are a few examples of the market's ruthless reaction. Low public market valuations have raised the potential of LBO activity.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

   Liquidity: YTD 2000 equity mutual funds have attracted a record $108 billion, mostly to growth stock funds, while $13.5 billion has flowed out of fixed income funds. The story is the same at large state and corporate pension funds. Even insurance companies, traditionally the largest buyers of corporate bonds, have seen the decline in their stock price create a preference for share repurchase programs over bond purchases.

   Credit Quality: Moody's downgraded 1.42 issuers for every one upgrade. The BHMS historical record of success now stands at 2.61 upgrades for every one downgrade since 1995.

Corporate Strategy: Modest Overweight -- Do the factors noted above concern us? Absolutely! Is this the time to abandon the sector? Absolutely NOT! The BHMS strategy favors an overweight in the sector, but a concentration in short and intermediate maturities, liquid issues and companies with strong credit fundamentals and improving quality ratings.

 .  Mortgages & Asset-Backed Securities:
   Mortgages struck out in 2000 with their worst performance since the derivative-inspired meltdown in 1994. Does anyone remember Orange County?

   . Strike 1: Unusual demand causing higher prices for scarce Treasury bonds has driven mortgage yield spreads significantly higher.

   . Strike 2: The inverted yield curve is an especially important and very negative factor in the valuation of mortgages.

   . Strike 3: Political commentary from Treasury Under Secretary Gensler suggested that Congress should remove one or more of the links between the housing government sponsored enterprises (GSE) and the federal government.

Mortgage & ABS Strategy: Neutral -- Above average Option Adjusted Spreads (OAS) (prepayment adjusted yields) create value in this sector. We have therefore increased our holdings, but inverted yield curves and political commentary are cause to not be overweighted until the Federal Reserve stops tightening. Relative value favors FNMA and FGLMC over GNMA issues.

INVESTMENT PERFORMANCE

The Portfolio has two separate classes of shares, Institutional Class Shares ("Institutional Shares") and Institutional Service Class Shares ("Service Shares"). For the fiscal year ending April 30, 2000 the total return, encompassing both price change and income, for the Institutional Shares was - 0.85% and the return of the Service Shares was -1.40% compared to the Lehman Aggregate Bond Index return of 1.26%. Since inception on November 1, 1995 through April 30, 2000 the Institutional Shares annualized total return is 4.54% and the return of the Service Shares is 4.21% compared to the Lehman Aggregate Index return of 5.67%. The

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO

--------------------------------------------------------------------------------

shortfall in performance for both classes of shares compared to the market index is explained by fund expenses that are not included in the market index's return.

Sincerely,

Barrow, Hanley, Mewhinney & Strauss, Inc.

    All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

   A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

Lehman Aggregate Bond Index is an unmanaged index of investment grade bonds, including U.S. treasury bonds, agency bond issues, corporate bond issues and mortgage backed securities.

     Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

    The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees were reflected in the comparative indices' returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 2000

--------------------------------------------------------------------------------

Growth of a $10,000 Investment


                    --------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                           FOR PERIOD ENDED APRIL 30, 2000
                    --------------------------------------------
                      INSTITUTIONAL     INSTITUTIONAL SERVICE
                      CLASS SHARES      CLASS SHARES
                    --------------------------------------------
                              Since                     Since
                     1 Year  11/1/95*     1 Year       11/1/95*
                    --------------------------------------------
                     -0.85%   4.54%       -1.40%        4.22%
                    --------------------------------------------


*  Beginning of operations. Index comparisons begin on 10/31/95.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

 + The graph presents the performance of the Institutional Class shares. The performance of the Institutional Service Class shares will vary based upon fees (including 12b-1 fees) assessed to that class.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees orexpenses. If such fees and expenses were included in the index returns, the performance would have been lower.


      Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 2000

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
CORPORATE BONDS - 43.4%


                                                       Face
                                                      Amount           Value
                                                     ---------       ----------
AIR TRANSPORTATION -- 2.4%
  Federal Express
    9.650%, 06/15/12...............................   $350,000       $  384,562
                                                                     ----------
BANKS -- 8.4%
  Chase Manhattan
    8.625%, 05/01/02...............................    400,000          407,500
  Citicorp
    7.125%, 05/15/06...............................    175,000          170,187
  Firstar
    6.500%, 07/15/02...............................    500,000          486,877
  PNC Funding
    6.875%, 07/15/07...............................    145,000          135,756
  Wells Fargo
    6.625%, 07/15/04...............................    150,000          144,937
                                                                     ----------
                                                                      1,345,257
                                                                     ----------
FINANCE -- 2.3%
  DaimlerChrysler
    7.125%, 04/10/03...............................    205,000          202,443
    7.200%, 09/01/09...............................  175,000            170,187
                                                                     ----------
                                                                        372,630
                                                                     ----------
FINANCIAL SERVICES -- 15.1%
  Avco Financial Services
    6.000%, 08/15/02...............................    150,000          144,937
  Caterpillar Financial Service
    7.340%, 09/30/03...............................    300,000          297,621
  Citigroup
    6.875%, 02/15/98...............................    100,000           82,625
  Countrywide Funding
    6.850%, 06/15/04...............................    400,000          384,000
  Ford Motor Credit
    5.750%, 02/23/04...............................    345,000          322,144
    7.375%, 10/28/09...............................    125,000          121,094
  General Motors Acceptance
    7.480%, 02/28/03...............................    450,000          447,188
  Goldman Sachs Group
    7.800%, 01/28/10...............................    150,000          147,188

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 2000

--------------------------------------------------------------------------------

CORPORATE BONDS - continued


                                                       Face
                                                      Amount            Value
                                                     ---------        ---------

  Morgan Stanley Dean Witter
    7.125%, 01/15/03..............................   $300,000         $  296,625
  Transamerica Finance
    7.250%, 08/15/02..............................    200,000            197,750
                                                                      ----------
                                                                       2,441,172
                                                                      ----------
INDUSTRIAL -- 10.0%
  Atlantic Richfield
    9.125%, 03/01/11..............................    175,000            194,651
  Lockheed Martin
    8.200%, 12/01/09..............................    275,000            266,062
  Louis Dreyfus
    6.875%, 12/01/07..............................    240,000            210,924
  May Department Stores
    7.625%, 08/15/13..............................    175,000            171,785
  Occidental Petroleum
    6.500%, 04/01/05..............................    250,000            231,710
  Time Warner
    6.850%, 01/15/26..............................    250,000            244,006
  Waste Management
    6.875%, 05/15/09..............................    350,000            286,563
                                                                      ----------
                                                                       1,605,701
                                                                      ----------
REAL ESTATE DEVELOPMENT -- 2.6%
  Eop Operating
    6.376%, 02/15/02..............................    420,000            407,400
                                                                      ----------
TELEPHONES & TELECOMMUNICATION -- 1.6%
  Bellsouth Telecommunication
    7.875%, 02/15/30..............................     75,000             75,375
  Sprint Capital
    6.900%, 05/01/19..............................    190,000            168,863
                                                                      ----------
                                                                         244,238
                                                                      ----------
UTILITY-ELECTRIC -- 1.0%
  FPL Group Capital
    7.375%, 06/01/09..............................    175,000            167,563
                                                                      ----------
  TOTAL CORPORATE BONDS
    (Cost $7,183,673).............................                     6,968,523
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 2000

--------------------------------------------------------------------------------

AGENCY SECURITIES - 20.5%

                                                                  Face
                                                                 Amount        Value
                                                                --------      -------
  Federal Home Loan Mortgage Corporation, Pool #E00669
     6.000%, 05/01/14........................................  $1,121,164   $ 1,051,439
  Federal Home Loan Mortgage Corporation, Pool #C00934
     8.000%, 03/01/30........................................     119,881       119,888
  Federal National Mortgage Association TBA
     7.500%, 03/20/15........................................     120,000       119,324
  Federal National Mortgage Association, Pool #C27089
     6.500%, 06/01/29........................................   1,066,923       996,901
  Government National Mortgage Association, Pool #491467
     6.500%, 05/15/29........................................   1,077,390     1,009,374
                                                                             ----------
  TOTAL AGENCY SECURITIES
     (Cost $3,501,880).......................................                 3,296,926
                                                                             ----------
 ASSET-BACKED SECURITY -- 0.0%
  Green Tree Financial, Series 1997-2, Class A4
     6.660%, 06/15/28 (Cost $4,895)..........................       4,879         4,862
                                                                             ----------
 U.S. GOVERNMENT SECURITIES -- 29.6%
U.S. TREASURY BONDS -- 9.8%
     10.375%, 11/15/12.......................................     280,000       341,236
      8.125%, 08/15/19.......................................     470,000       565,227
      6.125%, 11/15/27.......................................     670,000       663,829
                                                                             ----------
                                                                              1,570,292
                                                                             ----------
U.S. TREASURY NOTES -- 19.8%
      6.250%, 08/31/02.......................................      25,000        24,774
     10.750%, 02/15/03.......................................     265,000       291,972
      5.750%, 08/15/03.......................................   1,250,000     1,218,513
      6.625%, 05/15/07.......................................   1,640,000     1,652,169
                                                                             ----------
                                                                              3,187,428
                                                                             ----------
  TOTAL U.S. GOVERNMENT SECURITIES
     (Cost $4,815,717).......................................                 4,757,720
                                                                             ----------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 2000

--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BOND - 1.4%

                                                                           Face
                                                                          Amount         Value
                                                                         --------       -------
  Quebec Province
     5.750%, 02/15/09 (Cost $241,347).................................  $  250,000   $   221,716
                                                                                     -----------
 SHORT-TERM INVESTMENT -- 4.1%

REPURCHASE AGREEMENT -- 4.1%
  Chase Securities, Inc. 5.65%, dated 04/28/00,
    due 05/01/00, to be repurchased at $660,311,
    collateralized by $723,326 of a U.S. Treasury Note
    valued at $660,015 (Cost $660,000)................................     660,000       660,000
                                                                                     -----------
  TOTAL INVESTMENTS -- 99.0%
    (Cost $16,407,512) (a)............................................                15,909,747
                                                                                     -----------
  OTHER ASSETS AND LIABILITIES, NET -- 1.0%...........................                   155,644
                                                                                     -----------
  TOTAL NET ASSETS -- 100.0%..........................................               $16,065,391
                                                                                     ===========

 TBA  Security is subject to delayed delivery
  (a) The cost for federal income tax purposes was $16,423,936. At April 30, 2000, net unrealized depreciation for all securities based on tax cost was $514,190. This consisted of aggregate gross unrealized appreciation for all securities of $1,170 and aggregate gross unrealized depreciation for all securities of $515,360.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Cost..........................................    $16,407,512
                                                                  ===========
Investments, at Value -- Note A...............................    $15,909,747
Cash..........................................................             58
Receivable for Investment Securities Sold.....................      1,028,744
Interest Receivable...........................................        281,616
Receivable for Portfolio Shares Sold..........................         54,978
Other Assets..................................................          2,363
                                                                  -----------
 Total Assets.................................................     17,277,506
                                                                  -----------
Liabilities
Payable for Investment Securities Purchased...................      1,147,596
Payable for Portfolio Shares Redeemed.........................         19,122
Payable for Administrative Fees -- Note C.....................          9,482
Payable Distribution and Service Fees -- Note E...............          6,000
Payable for Investment Advisory Fees -- Note B................          4,542
Payable for Custodian Fees -- Note D..........................          3,000
Payable for Trustees' Fees -- Note F..........................            150
Other Liabilities.............................................         22,223
                                                                  -----------
 Total Liabilities............................................      1,212,115
                                                                  -----------
Net Assets....................................................    $16,065,391
                                                                  ===========
Net Assets Consist of:
Paid in Capital...............................................     16,988,668
Undistributed Net Investment Income...........................         66,638
Accumulated Net Realized Loss.................................       (492,150)
Unrealized Depreciation.......................................       (497,765)
                                                                  -----------
Net Assets....................................................    $16,065,391
                                                                  ===========
Institutional Class Shares
Net Assets....................................................    $ 5,263,297
                                                                  ===========
Net Asset Value, Offering and Redemption Price Per 577,231
 shares outstanding (unlimited authorization, no par value)...    $      9.12
                                                                  ===========
Institutional Service Class Shares
Net Assets....................................................    $10,802,094
                                                                  ===========
Net Asset Value, Offering and Redemption Price Per 1,190,071
  shares outstanding (unlimited authorization, no par value)..    $      9.08
                                                                  ===========



The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO
                                               YEAR ENDED APRIL 30, 2000

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Interest.......................................................    $   913,161
                                                                   -----------
Expenses
Administrative Fees -- Note C..................................        120,949
Investment Advisory Fees -- Note B.............................         48,492
Filing and Registration Fees...................................         24,580
Distribution and Service Fees -- Note E........................         22,364
Printing Fees..................................................         21,719
Audit Fees.....................................................         16,496
Custodian Fees -- Note D.......................................          7,407
Trustees' Fees -- Note F.......................................          1,670
Legal Fees.....................................................          1,398
Other Expenses.................................................         12,010
                                                                   -----------
 Net Expenses Before Expense Offset............................        277,085
Expense Offset -- Note A.......................................         (1,775)
                                                                   -----------
 Net Expenses After Expense Offset.............................        275,310
                                                                   -----------
Net Investment Income..........................................        637,851
                                                                   -----------
Net Realized Loss on Investments...............................       (433,866)
Net Change in Unrealized Appreciation (Depreciation) on
 Investments...................................................       (404,642)
                                                                   -----------
Net Loss on Investments........................................       (838,508)
                                                                   -----------
Net Decrease in Net Assets Resulting From Operations...........    $  (200,657)
                                                                   ===========


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended        Year Ended
                                                                                  April 30,         April 30,
                                                                                    2000              1999
                                                                                ------------      ------------
Increase (Decrease) In Net Assets
Operations:
  Net Investment Income....................................................     $    637,851      $  1,358,620
  Net Realized Gain (Loss).................................................         (433,866)          725,615
  Net Change in Unrealized Appreciation (Depreciation).....................         (404,642)         (359,308)
                                                                                ------------      ------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations.........................................................         (200,657)        1,724,927
                                                                                ------------      ------------
Distributions:
  Net Investment Income:
    Institutional Class....................................................         (221,554)         (539,180)
    Institutional Service Class............................................         (367,005)       (1,022,791)
  Net Realized Gain:
    Institutional Class....................................................          (37,762)         (207,525)
    Institutional Service Class............................................          (59,870)       (1,024,112)
                                                                                ------------      ------------
  Total Distributions......................................................         (686,191)       (2,793,608)
                                                                                ------------      ------------
Capital Share Transactions (Note I):
Institutional Class:
  Issued...................................................................        1,814,349         2,150,226
  In Lieu of Cash Distributions............................................          259,315           746,706
  Redeemed.................................................................         (323,114)      (19,188,556)
                                                                                ------------      ------------
  Net Increase (Decrease) from Institutional Class Shares..................        1,750,550       (16,291,624)
                                                                                ------------      ------------
Institutional Service Class:
  Issued...................................................................        6,119,151        11,852,871
  In Lieu of Cash Distributions............................................          426,874         2,046,903
  Redeemed.................................................................       (6,227,428)      (17,314,494)
                                                                                ------------      ------------
  Net Increase (Decrease) from Institutional Service Class Shares..........          318,597        (3,414,720)
                                                                                ------------      ------------
  Net Increase(Decrease) from Capital Share Transactions...................        2,069,147       (19,706,344)
                                                                                ------------      ------------
  Total Increase (Decrease)................................................        1,182,299       (20,775,025)

Net Assets:
  Beginning of Period......................................................       14,883,092        35,658,117
                                                                                ------------      ------------
  End of Period (including undistributed net investment income
    of $66,638 and $18,168, respectively)..................................     $ 16,065,391      $ 14,883,092
                                                                                ============      ============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                      Institutional Class
                                                  -----------------------------------------------------------------
                                                                                                        November 1,
                                                                                                        1995*** to
                                                                Years Ended April 30,                    April 30,
                                                  -------------------------------------------------
                                                     2000        1999++       1998++       1997++         1996++
                                                  ----------   ----------   ----------   ----------    ------------
Net Asset Value,
  Beginning of Period........................      $   9.68     $  10.36     $   9.96     $   9.85       $  10.00
                                                   --------     --------     --------     --------       --------
Income From Investment
   Operations
   Net Investment Income.....................          0.42         0.56         0.58         0.60           0.28
   Net Realized and Unrealized
    Gain (Loss)..............................         (0.49)       (0.08)+++     0.41         0.05          (0.27)
                                                   --------     --------     --------     --------       --------
   Total from Investment
    Operations...............................         (0.07)        0.48         0.99         0.65           0.01
                                                   --------     --------     --------     --------       --------
Distributions
   Net Investment Income.....................         (0.42)       (0.63)       (0.55)       (0.54)         (0.16)
   Net Realized Gain.........................         (0.07)       (0.53)       (0.04)          --             --
                                                   --------     --------     --------     --------       --------
   Total Distributions.......................         (0.49)       (1.16)       (0.59)       (0.54)         (0.16)
                                                   --------     --------     --------     --------       --------
Net Asset Value, End of Period...............      $   9.12     $   9.68     $  10.36     $   9.96       $   9.85
                                                   ========     ========     ========     ========       ========
Total Return.................................         (0.85)%       4.61%+      10.16%+       6.75%+         0.08%**+
                                                   ========     ========     ========     ========       ========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)........      $  5,263     $  3,788     $ 19,927     $ 13,062       $  2,445
Ratio of Expenses to Average
   Net Assets................................          1.85%        1.07%        0.68%        0.57%          0.61%*
Ratio of Net Investment Income to
   Average Net Assets........................          4.77%        5.29%        5.69%        6.01%          5.53%*
Portfolio Turnover Rate......................           112%         196%         210%         151%            55%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
 ++  Per share amounts are based on average outstanding shares.
+++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                    Institutional Service Class
                                                  -----------------------------------------------------------------
                                                                                                        November 1,
                                                                                                        1995*** to
                                                                Years Ended April 30,                    April 30,
                                                  -------------------------------------------------
                                                     2000        1999++       1998++       1997++         1996++
                                                  ----------   ----------   ----------   ----------    ------------
Net Asset Value,
 Beginning of Period.........................      $   9.66     $  10.34     $   9.95     $   9.84       $  10.00
                                                   --------     --------     --------     --------       --------
Income From Investment
  Operations
  Net Investment Income......................          0.40         0.51         0.56         0.57           0.27
  Net Realized and Unrealized
   Gain (Loss)...............................         (0.52)       (0.05)+++     0.40         0.05          (0.27)
                                                   --------     --------     --------     --------       --------
  Total from Investment
   Operations................................         (0.12)        0.46         0.96         0.62             --
                                                   --------     --------     --------     --------       --------
Distributions
  Net Investment Income......................         (0.39)       (0.61)       (0.53)       (0.51)         (0.16)
  Net Realized Gain..........................         (0.07)       (0.53)       (0.04)          --             --
                                                   --------     --------     --------     --------       --------
  Total Distributions........................         (0.46)       (1.14)       (0.57)       (0.51)         (0.16)
                                                   --------     --------     --------     --------       --------
Net Asset Value, End of Period...............      $   9.08     $   9.66     $  10.34     $   9.95       $   9.84
                                                   ========     ========     ========     ========       ========
Total Return.................................         (1.40)%       4.45%+       9.85%+       6.47%+        (0.07)%**+
                                                   ========     ========     ========     ========       ========
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)........      $ 10,802     $ 11,095     $ 15,732     $  4,045       $  2,871
Ratio of Expenses to Average
  Net Assets.................................          2.08%        1.44%        0.95%        0.82%          0.83%*
Ratio of Net Investment Income to
  Average Net Assets.........................          4.51%        4.79%        5.42%        5.76%          5.44%*
Portfolio Turnover Rate......................           112%         196%         210%         151%            55%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++  Per share amounts are based on average outstanding shares.
+++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The BHM&S Total Return Bond Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 2000, the UAM Funds were composed of 49 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-- Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide a maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

     amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for paydown gains or losses and the timing of the recognition of gains or losses on investments.

          Permanent book and tax basis differences relating to shareholder distributions and paydown gains and losses resulted in reclassifications of a decrease of $822 to undistributed net investment income and a decrease of $822 to accumulated net realized loss.

          Permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

     respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Barrow, Hanley, Mewhinney, & Strauss, Inc. (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.35% of average daily net assets.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly-owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $94,250, and a fee based on the number of active shareholder accounts.

     For the year ended April 30, 2000, the Administrator was paid $120,949, of which $22,471 was paid to SEI for their services, $26,792 to DST for their services, and $12,853 to UAMSSC for their services.

     Prior to November 1, 1999, the Administrator was party to a separate Sub-Administration Service Agreement with Chase Global Fund Services Company ("CGFSC"). For its services CGFSC received $32,748.

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

     E.   Distribution Services: UAM Fund Distributors, Inc. (the
"Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

     F. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     G. Purchases and Sales: For the year ended April 30, 2000, the Portfolio made purchases of $8,353,613 and sales of $9,343,267 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $9,326,900 and $5,732,608, respectively.

     H. Line of Credit: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended April 30, 2000, the Portfolio had no borrowing under the agreement.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

     I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                            Institutional Class Shares
                                     ----------------------------------------

                                   Year Ended April 30,     Year Ended April 30,
                                   --------------------     --------------------
                                           2000                     1999
                                        ----------               ----------
Shares Issued...................          192,557                   205,049
In Lieu of Cash Distributions...           28,072                    73,191
Shares Redeemed.................          (34,610)               (1,810,259)
                                         --------               -----------
Net Increase (Decrease) from
 Capital Share Transactions.....          186,019                (1,532,019)
                                         --------               -----------

                                        Institutional Service Class Shares
                                     ----------------------------------------

                                   Year Ended April 30,     Year Ended April 30,
                                   --------------------     --------------------
                                           2000                     1999
                                        ----------               ----------
Shares Issued...................           660,915                1,163,052
In Lieu of Cash Distributions...            46,286                  204,414
Shares Redeemed.................          (665,160)              (1,740,755)
                                         ---------               ----------
Net Increase (Decrease) from
 Capital Share Transactions.....            42,041                 (373,289)
                                         ---------               ----------

     J. Other: At April 30, 2000, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                           No. of             % Ownership
                                        Shareholders        of Share Class
                                        ------------        --------------
     Institutional Class Shares....           2                  100%
     Service Class Shares..........           1                   82%

     At April 30, 2000, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $195,352 which will expire on April 30, 2008.

     At April 30, 2000 the Portfolio has elected to defer $280,375 of post-October capital losses for income tax purposes. These losses will be available to offset realized capital gains for the fiscal year ending April 30, 2001.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
BHM&S Total Return Bond Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BHM&S Total Return Bond Portfolio (one of the portfolios constituting UAM Funds Trust, hereafter referred to as the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Boston, Massachusetts
June 14, 2000

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

Federal Income Tax Information: (Unaudited)

BHM&S Total Return Bond Portfolio hereby designates approximately $70,169 as a 20% long-term capital gain dividends for the purpose of the dividend paid deduction on their federal income tax returns.

The percentage of income earned from direct treasury obligations was 22.23% for the BHM&S Total Return Bond Portfolio.

UAM FUNDS                                      BHM&S TOTAL RETURN BOND PORTFOLIO


--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                             William H. Park
Trustee, President and Chairman              Vice President

John T. Bennett, Jr.                         Gary L. French
Trustee                                      Treasurer

Nancy J. Dunn                                Robert R. Flaherty
Trustee                                      Assistant Treasurer

Philip D. English                            Robert J. Della Croce
Trustee                                      Assistant Treasurer

William A. Humenuk                           Martin J. Wolin, Esq.
Trustee                                      Secretary

James P. Pappas                              Theresa DelVecchio
Trustee                                      Assistant Secretary

Peter M. Whitman, Jr.
Trustee

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Barrow, Hanley, Mewhinney &Strauss, Inc.
3232 McKinney Avenue, 15th Floor
Dallas, TX 75204

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                       ----------------------------------------

                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.

                                       ----------------------------------------